UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

SILVERSUN TECHNOLOGIES, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

SILVERSUN TECHNOLOGIES, INC.

 5 Regent Street
Livingston, NJ 07039

To the Holders of Common Stock of SilverSun Technologies, Inc.:

This Information Statement is being circulated to inform the stockholders of actions already approved by written consent of the majority stockholder holding 75.86% of the voting power the Class A Common Stock, par value $0.00001 (the “Class A Common Stock”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders, warrant holders and option holders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective at least 20 days after the mailing of this Information Statement are:

•
A reverse stock split of the Company’s issued and outstanding shares of Class A Common Stock (the “Reverse Stock Split”) with a ratio within a range of 1-for-20 to 1-for-35 (the “Reverse Stock Split Range”), with the exact ratio to be determined by the Board of Directors (the “Board”) in its discretion. The final reverse stock split ratio within the range will be determined solely by our Board prior to April 30, 2015, without further action or approval of the stockholders;

•
To amend the Company’s Article of Incorporation to combine the Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”) and the Class A Common Stock into one class of general common stock, par value $0.00001 (the “Common Stock”, the combination of the Class A Common Stock and Class B Common Stock into Common Stock hereinafter referred to as the “Combination of Common Stock”); and

•	To amend the Company’s Article of Incorporation to reduce the number of authorized shares of Common Stock from 750,000,000 to 75,000,000 (the “Authorized Share Decrease”).

Attached hereto for your review is an Information Statement relating to the above described actions.

By Order of the Board of Directors,

/s/ Mark Meller
Mark Meller
Chairman and Chief Executive Officer

December 22, 2014

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF SILVERSUN TECHNOLOGIES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

SilverSun Technologies, Inc.
5 Regent Street
Livingston, NJ 07039
(973) 396-1720

INFORMATION STATEMENT
(Preliminary)

December 22, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of record as of December 19, 2014 (the “Record Date”) of Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), of SilverSun Technologies, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), to notify the Class A Stockholders of the following:

On December 22, 2014, the Company received a unanimous written consent in lieu of a meeting by the holder of 75.86% of the voting power the Class A Common Stock (the “Majority Stockholder”)  authorizing the following actions:

•
A reverse stock split of the Company’s issued and outstanding shares of Class A Common Stock (the “Reverse Stock Split”) with a ratio within a range of 1-for-20 to 1-for-35 (the “Reverse Stock Split Range”), with the exact ratio to be determined by the Board of Directors (the “Board”) in its discretion. The final reverse stock split ratio within the range will be determined solely by our Board prior to April 30, 2015, without further action or approval of the stockholders;

•
To amend the Company’s Article of Incorporation to combine the Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”) and the Class A Common Stock into one class of general common stock, par value $0.00001 (the “Common Stock”, the combination of the Class A Common Stock and Class B Common Stock into Common Stock hereinafter referred to as the “Combination of Common Stock”); and

•	To amend the Company’s Article of Incorporation to reduce the number of authorized shares of Common Stock from 750,000,000 to 75,000,000 (the “Authorized Share Decrease”).

On December 22, 2014, the Board approved, and recommended for approval to the Majority Stockholder the Reverse Stock Split, and the Combination of Common Stock, and the Authorized Share Decrease (collectively the “Actions”).  On December 22, 2014, the Majority Stockholder approved each of the Actions by written consent in lieu of a meeting in accordance with the Delaware General Corporation Law (“DGCL”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will commence mailing the Notice to the Class A Stockholders on or about January 2, 2015.  No mailing shall be made with respect to the Class B Common Stock because there are no issued and outstanding shares of Class B Common Stock as of the date of this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the Class A Stockholders of the Company will benefit from the Reverse Stock Split because it believes that such Reverse Stock Split could be a catalyst for an increase in the stock price of the Class A Common Stock, which in turn could increase the marketability and liquidity of the Company’s Class A Common Stock, as well as increase the profile of the Company for investment, acquisitions and other future opportunities that become available to the Company. The Board also believes the Reverse Stock Split could enable the Company to meet the listing requirements of The NASDAQ Stock Market or another national securities exchange.

The Board believes that the Combination of Common Stock will benefit the Company and its stockholders because the Class B Common Stock has never been issued and is thus, unnecessary, burdensome, confusing to investors and undesirable from a corporate governance perspective.

The Board believes the Authorized Share Decrease is necessary and advisable in order to maintain the Company’s financing and capital raising ability and to generally maintain our flexibility in today’s competitive and rapidly changing environment.  Accordingly, it is the Board’s opinion that the Authorized Share Decrease would better position the Company to attract potential business candidates and provide the stockholders a greater potential return.

Accordingly, it is the Board’s opinion that the Actions would better position the Company to attract potential business candidates and provide the Stockholders a greater potential return.

INTRODUCTION

Delaware law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. Delaware law, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will commence mailing the Notice to the Class A Stockholders on or about January 2, 2015.  No mailing shall be made with respect to the Class B Common Stock because there are no issued and outstanding shares of Class B Common Stock as of the date of this mailing.

This Information Statement contains a brief summary of the material aspects of each of the Actions approved by the Board and the Majority Stockholder.

Class A Common Stock

Each holder of our Class A Common Stock is entitled to one vote for each share held of record. Holders of our Class A Common Stock have no preemptive, subscription, conversion, or redemption rights.

Series B Preferred

By unanimous written consent of the Board (as permitted under Section 141 of the DGCL, the designation, rights, preferences and privileges of the Series B Preferred were established by the Board (as is permitted under Section 151 of the DGCL and by the Certificate of Incorporation, as amended, of the Company).  The designation, rights, preferences and privileges that the Board established for the Series B Preferred is set forth in a Certificate of Designation that was filed with the Secretary of State of the State of Delaware on September 23, 2011.

The one (1) share of the Series B Preferred shall have voting rights equal to (x) the total issued and outstanding common stock and preferred stock eligible to vote at the time of the respective vote divided by (y) forty nine one-hundredths (0.49) minus (z) the total issued and outstanding common stock and preferred stock eligible to vote at the time of the respective vote.  For the avoidance of doubt, if the total issued and outstanding common stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of the Series B Preferred Stock shall be equal to 5,204,082 (e.g. (5,000,000 / 0.49) – 5,000,000 = 5,204,082).

On September 23, 2011, the Company entered into a Series B preferred stock purchase agreement with Mark Meller, our Chief Executive Officer, Chairman of the Board and the Majority Stockholder, pursuant to which Mr. Meller was issued one (1) share of Series B Preferred.

In addition to the 1 share of Series B Preferred, the Mr. Meller holds 60,195,997 shares of Class A Common Stock, representing 50.74% of the issued and outstanding Class A Common Stock.

As a result of the voting rights granted to the Series B Preferred and ownership of Class A Common Stock, the Majority Stockholder holds in the aggregate approximately 76% of the total voting power of all issued and outstanding voting capital of the Company.

As of December 22, 2014, there were issued and outstanding (i) 118,646,915 shares of our Class A Common Stock, (ii) no shares of our Class B Common Stock, (iii) no shares of our Series A Preferred Stock, and (iv) 1 share of our Series B Preferred Stock. Based on the foregoing, the total aggregate amount of votes entitled to vote on any matter approved by the Board and presented to the Class A shareholders to vote on is 242,136,562. Pursuant to Delaware law, at least a majority of the voting equity of the Company, or at least 121,068,282 votes, are required to approve the Actions by written consent. The Majority Stockholder, which holds in the aggregate 183,685,644 votes on matters placed in front of Class A stockholders, or approximately 76% of the Class A voting equity, has voted in favor of the Actions, thereby satisfying the requirement under Delaware law that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholder, the number of shares of Class A Common Stock held by the Majority Stockholder, the number of shares of Series B Preferred held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Class A Common Stock held	Number of Shares of Series B Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Mark Meller	60,195,997	1	183,685,644	183,685,644	75.86%

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Reverse Stock Split, the Combination of Common Stock, and Authorized Share Decrease will become effective on the date that we file an amendment to the Certificate of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Delaware.  Such filing can occur no earlier than twenty (20) calendar days after the mailing of this information statement.

Notwithstanding the foregoing, we must first notify Financial Industry Regulatory Authority (“FINRA”) of the intended Reverse Stock Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

We currently expect to file the Amendment no earlier than January 22, 2015.

REVERSE STOCK SPLIT

General

Our Board approved by unanimous written consent the Reverse Stock Split at a ratio within a range of 1-for-20 and 1-for-35.  Pursuant to the Reverse Stock Split, each 20 to 35 shares of our Common Stock issued and outstanding, depending on the Reverse Stock Split Range will be automatically converted, without any further action by the Stockholders, into one share of Common Stock.  No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Purpose and Effect of the Reverse Stock Split

Our Class A Common Stock is currently traded on the OTC Bulletin Board under the ticker symbol “SSNT”. The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges, such as The NASDAQ Stock Market (“NASDAQ”). On December 4, 2014, we filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the “Registration Statement”). In conjunction with filing the Registration Statement, we have applied to list our Class A Common Stock on the NASDAQ Capital Market. Generally, as one of the listing requirements to list our Class A Common Stock on a NASDAQ market, we will be required to have a minimum bid price of $3.00 per share. As of the Record Date, the closing price of our Class A Common Stock, as quoted on the OTC Bulletin Board, was $0.25 per share. Therefore, we do not currently meet NASDAQ’s minimum bid price listing requirements. There is no guarantee that we will meet the minimum bid price or other requirements for our Class A Common Stock to be traded on NASDAQ. Additionally, the Board believes that the current market value per share of our Class A Common Stock has reduced the effective marketability of the shares of our Class A Common Stock because institutional investors and investment funds are generally reluctant to invest in lower priced stocks and many brokerage firms are generally reluctant to recommend lower priced stocks to their clients.

The purpose of authorizing the Reverse Stock Split Range from 1-for-20 to 1-for-35 (rather than a fixed reverse split ratio) is to provide the Board with flexibility to determine an appropriate reverse split ratio and bring it into effect on short notice. We anticipate that we may need to utilize a Reverse Stock Split to, among other things, attempt to meet the applicable NASDAQ listing requirements in connection with the potential listing of our Class A Common Stock on a NASDAQ market, including but not limited to, the $3.00 minimum bid price requirement. The Board will effect the Reverse Stock Split only upon the determination that a Reverse Stock Split will be in the best interests of the Company at that time. If the Board decides to effect a Reverse Stock Split, the Board will set the timing for such a split and select the specific ratio within the permitted Reverse Stock Split Range that, in its discretion, would be in the best interests of the Company and our stockholders at that time. Such determination may take into consideration, among other things, the impact of any Reverse Stock Split on our ability to meet the applicable NASDAQ listing requirements, or the requirements of another national securities exchange, as applicable. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. The Board reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion that such action is not in the best interest of the Company or our stockholders. The Board is only allowed to effect the Reverse Stock Split prior to April 30, 2015, and should the Reverse Stock Split not be effective by that time, then the Board would be required to receive shareholder approval if it wants to effect a reverse stock split in the future.

Certain Risks Associated with the Reverse Stock Split

The market value per share of our Class A Common Stock after the Reverse Stock Split may not increase and/or remain higher than the current market value per share of our Class A Common Stock at any time or for any period of time after the Reverse Stock Split, and the total market capitalization of the Company after the Reverse Stock Split may not equal or exceed the total market capitalization before the Reverse Stock Split.

The fair market value per share of our Class A Common Stock after the Reverse Stock Split may not be proportionately higher than the market value per share of our Class A Common Stock immediately prior to the Reverse Stock Split, increase at all, or remain constant in proportion to the reduction in the number of outstanding shares of our Class A Common Stock immediately prior to the Reverse Stock Split. Accordingly, the total market capitalization of the Company after the Reverse Stock Split could be lower than the total market capitalization of the Company before the Reverse Stock Split and, in the future, the market value per share of our Class A Common Stock after the Reverse Stock Split may not exceed and/or remain higher than the current market value per share of our Class A Common Stock immediately prior to the Reverse Stock Split. In many cases, the total market capitalization of a company immediately after a reverse stock split is lower than the total market capitalization immediately prior to the reverse stock split.

The Reverse Stock Split may not result in a fair market value per share of Class A Common Stock that will attract institutional investors, investment funds, or brokers or remain sufficient to maintain any future securities exchange listing.

Although the Board believes that a higher stock price may help generate investor interest, the Reverse Stock Split may not result in a market value per share of our Class A Common Stock that will attract institutional investors, investment funds, or brokers. Furthermore, the market value per share of our Class A Common Stock may fall below the price necessary to maintain a national securities exchange listing.

The Reverse Stock Split may result in certain stockholders owning “odd-lots.”

Although we believe that a Reverse Stock Split may be in the best interests of the Company and our stockholders, once implemented, the Reverse Stock Split may result in certain stockholders owning “odd-lots” of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the reverse stock split may be to render more difficult the consummation of mergers with the company or the assumption of control by a principal stockholder, and thus make it difficult to remove management.

A possible effect of the Reverse Stock Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management.  Our management could use the additional shares of Class A Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of Class A Common Stock.

The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.  As discussed above, the reason for the Reverse Stock Split is to increase the amount of shares of Class A Common Stock that the Company is able to issue in order to attract potential investors and conduct equity financings.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

Should the Board determine that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, including, but not limited to, meeting the applicable NASDAQ listing requirement that our Class A Common Stock trade at a minimum value of $3.00 per share, we may, at any time commencing 20 days after this Information Statement has first been sent or given to Class A Stockholders, amend our Certificate of Incorporation to effect the reverse stock split in the ratio determined by the Board in its sole discretion, within the Reverse Stock Split Range. Our Board may suspend or withdraw the Reverse Stock Split at any time before the Reverse Stock Split is effective if the Board deems it in the best interests of the Company and our stockholders to do so.

The actual timing of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split will be determined by the Board. The Reverse Stock Split will be effective as of the effective date of, or the effective date otherwise stated in, an amendment to our Certificate of Incorporation.

Upon the filing of the Amendment to effect the Reverse Stock Split, the outstanding shares of Class A Common Stock held by stockholders of record as of the Effective Date will be converted into a lesser number of shares of Class A Common Stock calculated based on the ratio within the Reverse Stock Split Range chosen by our Board. For example, if a stockholder presently holds 100 shares of Class A Common Stock and the Board chooses a reverse stock split ratio of 1-for-30, he, she or it would hold 4 shares of Class A Common Stock following the Reverse Stock Split. In addition to filing the Amendment, the Company will also obtain a new CUSIP number for our Class A Common Stock at the time of the Reverse Stock Split. Further, the Company must provide notice to FINRA at least 10 calendar days advance notice of the Effective Date in compliance with Rule 10b-17 promulgated pursuant to the Exchange Act and related SEC and FINRA rules.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

No fractional shares of Class A Common Stock will be issued as the result of the Reverse Stock Split.  Instead, the Company will issue to the Class A Stockholders one additional share of Class A Common Stock for each fractional share.

No Appraisal Rights

Under Delaware law, our Stockholders are not entitled to appraisal rights in connection with the Reverse Stock Split.

COMBINATION OF CLASS B COMMON STOCK AND CLASS A COMMON STOCK

General

On December 22, 2014, the Board approved authorized the filing of a Certificate of Amendment to its Article of Incorporation to combine the Class A Common Stock and Class B Common Stock into one general combined class of Common Stock. Currently there are 118,646,915 shares of Class A Common Stock issued and outstanding and no shares of Class B Common Stock issued and outstanding.

Purpose and Effect of the Combination of Common Stock

We have never issued and we do not intend to issue shares of Class B Common Stock, and believe continuing to have shares of Class B Common Stock authorized is unnecessary, burdensome, confusing to investors and the capital markets, and undesirable from a corporate governance perspective. Additionally, we want to make it more clear to investors and the capital markets that we will only have a single class of common stock authorized. Accordingly, we are combining the Class A Common Stock and Class B Common Stock, effective upon the filing of the Amendment.  The Combination of Common Stock does not affect in any respect the rights, powers or privileges of holders of the outstanding securities of the Company.

No Appraisal Rights

Under Delaware law, our Stockholders are not entitled to appraisal rights in connection with the Combination of Common Stock.

DECREASE IN THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK

General

The Board has authorized the filing of a Certificate of Amendment to its Article of Incorporation to decrease the authorized shares of our Common Stock from seven hundred fifty million (750,000,000) shares to seventy five million (75,000,000) shares.

Purpose and Effect of the Authorized Share Decrease

The Board believes the Authorized Share Decrease is necessary and advisable in order to maintain our financing and capital raising ability and to generally maintain our flexibility in today’s competitive and rapidly changing environment.

The Authorized Share Decrease would not change any of the current rights and privileges of our common stock or its par value and would not impact the total authorized number of shares of our preferred stock or the rights and privileges or par value of our preferred stock. Although the Authorized Share Decrease would not limit our ability to use shares of our common stock for future corporate purposes (including paying future stock dividends, raising capital through common stock offerings, funding future employee benefit plan obligations and issuing common stock in acquisitions or other strategic transactions), it would decrease the number of authorized shares available for such purposes.

No Appraisal Rights

Under Delaware law, our Stockholders are not entitled to appraisal rights in connection with the Combination of Common Stock or Authorized Share Decrease.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except in their capacity as shareholders (which interest does not differ from that of the other Class A common shareholders), none of our officers, directors, or any of their respective affiliates has any interest in the Reverse Split, Combination of Common Stock or Authorized Share Decrease.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of December 22, 2014 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of December 22, 2014. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of December 22, 2014 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o SilverSun Technologies, Inc. at 5 Regent Street Livingston, NJ 07039.

Name and Address of Beneficial	Outstanding Common Stock	Percentage of Ownership of Common Stock(1)	Outstanding Preferred Stock	Percentage Ownership of Preferred Stock(2)

5% Beneficial Shareholders

Jeffrey Roth(3)	32,015,429	26.98%	-	-

Officers and Directors

Mark Meller Chief Executive Officer, Chief Financial Officer and Chairman	60,195,997	50.74%	1	100%

Stanley Wunderlich Director	700,000	*	-	-

Officers and Directors as a Group (2 persons)	60,895,997	51.33%	1	100%

*	denotes less than 1%

(1)
Based on 118,646,915 shares of Common Stock outstanding as of December 22, 2014.  Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)
Based on one share of Series B Preferred Stock outstanding as of December 22, 2014. Each share of the Series B Preferred has voting rights equal to (x) the total issued and outstanding Common Stock and preferred stock eligible to vote at the time of the respective vote divided by (y) forty nine one-hundredths (0.49) minus (z) the total issued and outstanding Common Stock and preferred stock eligible to vote at the time of the respective vote.

(3)	Mr. Roth is Chief Executive Officer of SWK, Technologies, Inc., a wholly-owned subsidiary of SilverSun Technologies, Inc.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to SilverSun Technologies, Inc., 5 Regent Street, Suite 520, Livingston, NJ 07039 or telephoning the Company at (973) 396-1720.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Reverse Stock Split, the application for listing or actual listing of our Class A Common Stock on NASDAQ, or another national securities exchange, and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing SilverSun Technologies, Inc., 5 Regent Street, Suite 520, Livingston, NJ 07039 or telephoning the Company at (973) 396-1720. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Class A Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Mark Meller_________
Mark Meller
Chairman and Chief Executive Officer

Dated: December 22, 2014